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                                                                 Exhibit 99.(10)


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our reports on UBS Series Trust U.S. Allocation Portfolio dated February 6, 2004 in this Registration Statement (Form N1-A No.033-10438) of UBS Series Trust.


                                                      /s/ Ernst & Young LLP
                                                        ERNST & YOUNG LLP


New York, New York
April 26, 2004

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